                                                                EXHIBIT 1.1


                                  OWENS CORNING

                                  $300,000,000

                                Medium-Term Notes

                             Distribution Agreement
                             ----------------------

                                                                     May 1, 1997

Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Chase Securities Inc.,
270 Park Avenue,
New York, New York 10017.

Credit Suisse First Boston Corporation,
11 Madison Avenue,
New York, New York 10010.

Dillon, Read & Co. Inc.,
535 Madison Avenue,
New York, New York 10022.

Ladies and Gentlemen:

     Owens Corning, a Delaware corporation (the "Company"), proposes to issue and sell from time to time its Medium-Term Notes (the "Securities") in an aggregate amount up to $300,000,000 and agrees with each of you (individually, an "Agent", and collectively, the "Agents") as set forth in this Agreement.

     Subject to the terms and conditions stated herein and to the reservation by the Company of the right to sell Securities directly on its own behalf, the Company hereby (i) appoints each Agent as an agent of the Company for the purpose of soliciting and receiving offers to purchase Securities from the Company pursuant to Section 2(a) hereof and (ii) agrees that, except as otherwise contemplated herein, whenever it determines to sell Securities directly to any Agent as principal, it will enter into a separate agreement (each a "Terms Agreement"), substantially in the form of Annex I hereto, relating to such sale in accordance with Section 2(b) hereof. This Distribution Agreement shall not be construed to create either an obligation on the part of the Company to sell any Securities or an obligation of any of the Agents to purchase Securities as principal.

     The Securities will be issued under an indenture, to be dated as of May 5, 1997 (the "Indenture"), between the Company and The Bank of New York, as Trustee (the "Trustee"). The Securities shall have the maturity ranges, interest rates, if any, redemption provisions and other terms set forth in the Prospectus referred to below as it may be amended or supplemented from time to time. The Securities will be issued, and the terms and rights thereof established, from time to time by the Company in accordance with the Indenture.

     1. The Company represents and warrants to, and agrees with, each Agent that:

              (a) A registration statement on Form S-3 (File No. 333-24501) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to such Agent, excluding exhibits to such registration statement, but including all documents incorporated by reference in the prospectus included therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, and any other registration statement that may be filed pursuant to Rule 413 under the Act solely in connection with the issuance of securities described in the Initial Registration Statement other than the Securities, no other document with respect to the Initial Registration Statement or documents incorporated by reference therein has been filed or transmitted for filing with the Commission (other than the prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Agents) on or prior to the date hereof; and no stop order suspending the effectiveness of the Initial Registration Statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act, are hereinafter called a "Preliminary Prospectus"; the Initial Registration Statement and the various parts thereof, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the registration statement at the time the Initial Registration Statement or such part thereof became effective but excluding the statement of eligibility of the Trustee on Form T-1, each as amended at the time the Initial Registration Statement or such part thereof became effective, are hereinafter collectively called the "Registration Statement"; the prospectus (including, if applicable, any prospectus supplement) relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, is hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"), shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated therein by reference; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to and include the Prospectus as amended or supplemented (including by the applicable Pricing Supplement filed in accordance with Section 4(a) hereof) in relation to Securities to be sold pursuant to this Agreement, in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act and in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

              (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

              (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by any Agent expressly for use in the Prospectus as amended or supplemented relating to a particular issuance of Securities

              (d) Otherwise than as set forth or contemplated in the Prospectus, or as advised to you in an officer's certificate delivered to you the date that this representation is made or deemed to be made, (i) neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss to, or material interference with, their businesses, taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material change in the capital stock or long-term debt of the Company and its subsidiaries on a consolidated basis (other than (x) increases not in excess of $50,000,000 in borrowings outstanding under credit facilities and (y) Securities issued pursuant to this Agreement) or any material adverse change, or any development which the Company has reasonable cause to believe will involve a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole;

              (e) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

              (f) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

              (g) The Securities have been duly authorized (or, in the case of Securities having maturities greater than five years, will have been duly authorized as of the time of their issuance), and, when issued and delivered against payment therefor as provided in this Agreement and any Terms Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits provided by the Indenture, which will be substantially in the form filed as an exhibit to the Registration Statement; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act and, at the first Time of Delivery for any Securities, will constitute a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture conforms and the Securities of any particular issuance of Securities will conform, in each case in all material respects, to the descriptions thereof contained in the Prospectus as amended or supplemented to relate to such issuance of Securities;

              (h) The issue and sale of the Securities, the compliance by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated (A) will not, subject to the Company's compliance with any applicable covenants pertaining to the incurrence of unsecured indebtedness contained therein, conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (other than any of the foregoing which involves obligations not exceeding $5,000,000) to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, and (B) will not result in any violation of the provisions of the Certificate of Incorporation, as amended, or the By-laws of the Company; nor will such actions result in a violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its properties, the effect of which violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole; and no consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body is required by the Company for the solicitation of offers to purchase Securities, the issue and sale of the Securities or the consummation by the Company of the other transactions contemplated by this Agreement, any Terms Agreement or the Indenture, except such as have been, or will have been on or prior to the Commencement Date (as defined in Section 3 hereof), obtained under the Act or the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by such Agent of offers to purchase Securities from the Company and with purchases of Securities by such Agent as principal, as the case may be, in each case in the manner contemplated hereby. As of the date of each acceptance by the Company of an offer for the purchase of Securities pursuant to this Agreement (including any commitment by an Agent to purchase Securities as principal not pursuant to a Terms Agreement), as of the date of each Terms Agreement and as of the date of each delivery of Securities hereunder by the Company, the Company, by such acceptance or delivery, as the case may be, shall be deemed to represent and warrant to the Agents that, both immediately before and immediately after giving effect to such acceptance or delivery, the Company shall be in compliance with the requirements of any applicable covenants pertaining to its incurrence of unsecured indebtedness contained in the agreements or instruments referred to in clause (A) above;

              (i) Neither the Company nor any of its subsidiaries is in violation of its organizational documents or in default in the performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, the result of which default, individually or in the aggregate, is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole;

              (j) The statements set forth in the Prospectus under the captions "Description of

         Debt Securities" and "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the caption "United States Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair descriptions or summaries in all material respects;

              (k) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject with respect to which there is a reasonable likelihood of determination which would individually or in the aggregate have a material adverse effect on the consolidated financial position of the Company and its subsidiaries; and, other than as set forth or contemplated in the Prospectus, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

              (l) The Company is not and, after giving effect to each offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

              (m) Immediately after any sale of Securities by the Company hereunder or under any Terms Agreement, the aggregate amount of Securities which shall have been issued and sold by the Company hereunder or under any Terms Agreement and of any securities of the Company (other than such Securities) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement and under any registration statement filed by the Company pursuant to Rule 413 under the Act solely in connection with the issuance of securities described in the Registration Statement; and

              (n) Arthur Andersen LLP, who have audited certain financial statements of the Company and its subsidiaries, are, to the best of the Company's knowledge, independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, each of the Agents hereby severally and not jointly agrees, as agent of the Company, to use its reasonable efforts to solicit and receive offers to purchase the Securities from the Company upon the terms and conditions set forth in the Prospectus as amended or supplemented from time to time. The Company reserves the right to sell Securities through one or more additional agents or directly to certain investment banking firms as underwriters for resale to the public on terms substantially identical to those set forth herein. The Company shall notify the Agents at least two business days prior to any such sale of Securities through additional agents or to other investment banking firms or underwriters. In addition, the Company reserves the right to sell, and may solicit and accept offers to purchase, Securities directly on its own behalf in transactions with persons other than broker-dealers, and, in the case of any such sale not resulting from a solicitation made by any Agent, no commission will be payable with respect to such sale. These provisions shall not limit Section 4(f) hereof or any similar provision included in any Terms Agreement.

              Procedural details relating to the issue and delivery of Securities, the solicitation of offers to purchase Securities and the payment in each case therefor shall be as set forth in the Administrative Procedure attached hereto as Annex II as it may be amended from time to time by written agreement between the Agents and the Company (the "Administrative Procedure"). The provisions of the Administrative Procedure shall apply to all transactions contemplated hereunder other than those made pursuant to a Terms Agreement. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them in the Administrative Procedure. The Company will furnish to the Trustee a copy of the Administrative Procedure as from time to time in effect.

              The Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Securities. As soon as practicable, but in any event not later than one business day in New York City, after receipt of notice from the Company, the Agents will suspend solicitation of offers to purchase Securities from the Company until such time as the Company has advised the Agents that such solicitation may be resumed. During such period, the Company shall not be required to comply with the provisions of Sections 4(h), 4(i), 4(j) and 4(k). Upon advising the Agents that such solicitation may be resumed, however, the Company shall simultaneously provide the documents required to be delivered by Sections 4(h), 4(i), 4(j) and 4(k), and the Agents shall have no obligation to solicit offers to purchase the Securities until such documents have been received by the Agents. In addition, any failure by the Company to comply with its obligations hereunder, including without limitation its obligations to deliver the documents required by Sections 4(h), 4(i), 4(j) and 4(k), if any, shall automatically suspend the Agents' obligations hereunder, until such time as the Company shall have complied with its obligations hereunder to the Agents' satisfaction, including without limitation its obligations to solicit offers to purchase the Securities hereunder as agent or to purchase Securities hereunder as principal.

              The Company agrees to pay each Agent a commission, at the time of settlement of any sale of a Security by the Company as a result of a solicitation made by such Agent, in an amount equal to the following applicable percentage of the principal amount of such Security sold:






                                                                                       Commission
                                                                                     (percentage of
                                                                                       aggregate
                                                                                    principal amount
                                                                                   of Securities sold)
                                                                                   -------------------
                               Range of Maturities
                               -------------------
         From 9 months to less than 1 year                                                   .125%

         From 1 year to less than 18 months                                                  .150%

         From 18 months to less than 2 years                                                 .200%

         From 2 years to less than 3 years                                                   .250%

         From 3 years to less than 4 years                                                   .350%

         From 4 years to less than 5 years                                                   .450%

         From 5 years to less than 6 years                                                   .500%

         From 6 years to less than 7 years                                                   .550%

         From 7 years to less than 10 years                                                  .600%

         From 10 years to less than 15 years                                                 .625%

         From 15 years to less than 20 years                                                 .700%

         From 20 years to 30 years                                                           .750%

         More than 30 years                                                                       *

         *              To be determined at the time of issuance.

              (b) Each sale of Securities to any Agent as principal shall be made in accordance with the terms of this Agreement and (unless the Company and such Agent shall otherwise agree) a Terms Agreement which will provide for the sale of such Securities to, and the purchase thereof by, such Agent; a Terms Agreement may also specify certain provisions relating to the reoffering of such Securities by such Agent; the commitment of any Agent to purchase Securities as principal, whether pursuant to any Terms Agreement or otherwise, shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth; each Terms Agreement shall specify the principal amount of Securities to be purchased by any Agent pursuant thereto, the price to be paid to the Company for such Securities, any provisions relating to rights of, and default by, underwriters acting together with such Agent in the reoffering of the Securities and the time and date and place of delivery of and payment for such Securities; and such Terms Agreement shall also specify any requirements for opinions of counsel, accountants' letters and officers' certificates pursuant to Section 4 hereof. Each Agent proposes to offer Securities purchased by it as principal for sale at prevailing market prices or prices related thereto at the time of sale, which may be equal to, greater than or less than the price at which such Securities are purchased by such Agent from the Company.

              For each sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the procedural details relating to the issue and delivery of such Securities and payment therefor shall be as set forth in the Administrative Procedure. For each such sale of Securities to an Agent as principal that is not made pursuant to a Terms Agreement, the Company agrees to pay such Agent a commission (or grant an equivalent discount) as provided in Section 2(a) hereof and in accordance with the schedule set forth therein.

              Each time and date of delivery of and payment for Securities to be purchased by an Agent as principal, whether set forth in a Terms Agreement or in accordance with the Administrative Procedure, is referred to herein as a "Time of Delivery".

              (c) Each Agent agrees, with respect to any Security denominated in a currency other than U.S. dollars, as agent, directly or indirectly, not to solicit offers to purchase, and as principal under any Terms Agreement or otherwise, directly or indirectly, not to offer, sell or deliver, such Security in, or to residents of, the country issuing such currency, except as permitted by applicable law.

     3. The documents required to be delivered pursuant to Section 6 hereof on the Commencement Date (as defined below) shall be delivered to the Agents at the offices of Sullivan & Cromwell, New York, New York, at 11:00 a.m., New York City time, on the date of this Agreement, which date and time of such delivery may be postponed by agreement between the Agents and the Company but in no event shall be later than three business days after the Signing Date (as defined below) (such time and date being referred to herein as the "Commencement Date"). The Signing Date shall be no later than the day on or prior to the date on which solicitation of offers to purchase Securities is commenced or on which any Terms Agreement is executed.

     4.  The Company covenants and agrees with each Agent:

              (a) (i) To make no amendment or supplement to the Registration Statement or the Prospectus (other than by means of incorporation of documents by reference into the Registration Statement or Prospectus or in connection with any supplement to the Prospectus relating solely to any securities to be offered thereunder other than the Securities) (A) prior to the Commencement Date which shall be disapproved in good faith by any Agent promptly after reasonable notice thereof or (B) after the date of any Terms Agreement or other agreement by an Agent to purchase Securities as principal and prior to the related Time of Delivery which shall be disapproved in good faith by any Agent party to such Terms Agreement or so purchasing as principal promptly after reasonable notice thereof; (ii) to prepare, with respect to any Securities to be sold through or to such Agent pursuant to this Agreement, a Pricing Supplement with respect to such Securities in a form previously approved by such Agent and to file such Pricing Supplement pursuant to Rule 424(b) under the Act not later than the close of business of the Commission on the fifth business day after the date on which such Pricing Supplement is first used; (iii) from the time any solicitation regarding sale of any Securities is begun until all such Securities have been sold or such solicitation has ceased, to make no amendment or supplement to the Registration Statement or Prospectus (other than by means of incorporation of documents by reference into the Registration Statement or Prospectus or in connection with any supplement to the Prospectus relating solely to any securities to be offered thereunder other than the Securities), other than any Pricing Supplement, at any time prior to having afforded each Agent a reasonable opportunity to review and comment thereon; (iv) to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during any period that and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise such Agent, promptly after the Company receives notice thereof, of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus or amended Prospectus relating to the Securities has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation of any proceeding for any such purpose, or of any request by the Commission for the amendment or supplement of the Registration Statement or Prospectus (other than any supplement to a Prospectus relating solely to any securities other than the Securities) or for additional information; and (v) in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

              (b) Promptly from time to time to take such action as such Agent may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as such Agent may request and to comply with such laws so as to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution or sale of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

              (c) To furnish such Agent with copies of the Registration Statement and each amendment thereto, with copies of the Prospectus as each time amended or supplemented, other than any Pricing Supplement (except as provided in the Administrative Procedure), in the form in which it is filed with the Commission pursuant to Rule 424 under the Act, and with copies of the documents incorporated by reference therein, all in such quantities as such Agent may reasonably request from time to time; and, if the delivery of a Prospectus is required at any time in connection with the offering or sale of the Securities (including Securities purchased from the Company by such Agent as principal) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Trust Indenture Act, to notify such Agent and request such Agent, in its capacity as agent of the Company, to suspend solicitation of offers to purchase Securities from the Company (and, if so notified, such Agent shall cease such solicitations as soon as practicable, but in any event not later than one business day later); and if the Company shall decide to amend or supplement the Registration Statement or the Prospectus as then amended or supplemented, to so advise such Agent promptly by telephone (with confirmation in writing) and to prepare and cause to be filed with the Commission an amendment or supplement to the Registration Statement or the Prospectus as then amended or supplemented that will correct such statement or omission or effect such compliance; provided, however, that if during such same period such Agent continues to own Securities purchased from the Company by such Agent as principal or such Agent is otherwise required to deliver a prospectus in respect of transactions in the Securities, the Company shall promptly prepare and file with the Commission such an amendment or supplement;

              (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

              (e) So long as any Securities are outstanding, to furnish to such Agent promptly upon request copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to such Agent promptly upon request (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as such Agent may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

              (f) That, from the date of any Terms Agreement with such Agent or other agreement by such Agent to purchase Securities as principal and continuing to and including the later of (i) the termination of the trading restrictions for the Securities purchased thereunder, as notified to the Company by such Agent and (ii) the related Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which both mature more than 9 months after such Time of Delivery and are substantially similar to the Securities, without the prior written consent of such Agent;

              (g) That each acceptance by the Company of an offer to purchase Securities hereunder (including any purchase by such Agent as principal not pursuant to a Terms Agreement), and each execution and delivery by the Company of a Terms Agreement with such Agent, shall be deemed to be an affirmation to such Agent that the representations and warranties of the Company contained in Section 1 of this Agreement are true and correct as of the date of such acceptance or of such Terms Agreement, as the case may be, as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the settlement date for the Securities relating to such acceptance or as of the Time of Delivery relating to such sale, as the case may be, as though made at and as of such date (except that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as then amended and supplemented relating to such Securities);

              (h) That reasonably in advance of each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement or by a Prospectus supplement relating solely to any securities to be offered thereunder other than the Securities), each time a document filed under the Act or the Exchange Act is incorporated by reference into the Prospectus, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of an opinion or opinions by Sullivan & Cromwell, counsel to the Agents, as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish to such counsel such papers and information as they may reasonably request to enable them to furnish to such Agent the opinion or opinions referred to in Section 6(b) hereof;

              (i) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by (x) the incorporation of any document by reference except as provided below, (y) a Pricing Supplement or (z) a Prospectus supplement relating solely to any securities to be offered thereunder other than the Securities), each time a report on Form 10-K or Form 10-Q filed by the Company under the Exchange Act is incorporated by reference into the Prospectus, each time a report on Form 8-K filed by the Company under the Exchange Act is incorporated by reference into the Prospectus and such Agent requests the delivery of opinions under this Section 4(i) and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of opinions under this Section 4(i) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent the written opinions of the General Counsel of the Company, and, in the case of the incorporation by reference into the Prospectus of such a

         Report on Form 10-K, or otherwise in connection with the events described above in this Section 4(i) only if the Agent shall request prior to the applicable date, the written opinion of Debevoise & Plimpton, counsel for the Company, or other counsel to the Company satisfactory to such Agent, each dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, to the effect that such Agent may rely on the opinion of such counsel referred to in
         Section 6(c) or Section 6(d) hereof, as the case may be, which was last furnished to such Agent to the same extent as though it were dated the date of such letter authorizing reliance (except that the statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such opinion, an opinion of substantially the same tenor as the opinion of such counsel referred to in Section 6(c) or Section 6(d) hereof, as the case may be, but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date;

              (j) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by (x) the incorporation of any document by reference except as provided below, (y) a Pricing Supplement or (z) a Prospectus supplement relating solely to any securities to be offered thereunder other than the Securities), each time that a report on Form 10-K or Form 10-Q filed by the Company under the Exchange Act is incorporated by reference into the Prospectus and each time a report on Form 8-K filed by the Company under the Exchange Act is incorporated by reference into the Prospectus and such Agent shall request delivery of a letter of the Company's independent certified public accountants under this Section 4(j), in any such case to set forth financial information included in or derived from the Company's consolidated financial statements or accounting records, and each time the Company sells Securities to such Agent as principal pursuant to a Terms Agreement and such Terms Agreement specifies the delivery of a letter under this Section 4(j) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall cause the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement forthwith to furnish such Agent a letter, dated the date of such amendment, supplement, incorporation or Time of Delivery relating to such sale, as the case may be, in form satisfactory to such Agent, of the same tenor as the letter referred to in Section 6(e) hereof but modified to relate to the Registration Statement and the Prospectus as amended or supplemented to the date of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company, to the extent such financial statements and other information are available as of a date not more than five business days prior to the date of such letter; provided, however, that, with respect to any financial information or other matter, such letter may reconfirm as true and correct at such date as though made at and as of such date, rather than repeat, statements with respect to such financial information or other matter made in the letter referred to in Section 6(e) hereof which was last furnished to such Agent;


              (k) That each time the Registration Statement or the Prospectus shall be amended or supplemented (other than by (x) the incorporation of any document by reference except as provided below, (y) a Pricing Supplement or (z) a Prospectus supplement relating solely to any securities to be offered thereunder other than the Securities), each time a report on Form 10-K or Form 10-Q filed by the Company under the Exchange Act is incorporated by reference into the Prospectus, each time a report on Form 8-K filed by the Company under the Exchange Act is incorporated by reference into the Prospectus and such Agent shall request delivery of a certificate under this Section 4(k) and each time the Company sells Securities to such Agent as principal and the applicable Terms Agreement specifies the delivery of a certificate under this Section 4(k) as a condition to the purchase of Securities pursuant to such Terms Agreement, the Company shall furnish or cause to be furnished forthwith to such Agent a certificate, dated the date of such supplement, amendment, incorporation or Time of Delivery relating to such sale, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, to the effect that the statements contained in the certificates referred to in
         Section 6(j) hereof which was last furnished to such Agent are true and correct at such date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in lieu of such certificate, certificates of substantially the same tenor as the certificates referred to in said Section 6(j) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and

              (l) To offer to any person who has agreed to purchase Securities from the Company as the result of an offer to purchase solicited by such Agent the right to refuse to purchase and pay for such Securities if, on the related settlement date fixed pursuant to the Administrative Procedure, any condition set forth in Section 6(a), 6(f), 6(g) or 6(h) hereof shall not have been satisfied (it being understood that the judgment of such person with respect to the impracticability or inadvisability of such purchase of Securities shall be substituted, for purposes of this Section 4(l), for the respective judgments of an Agent with respect to certain matters referred to in such Sections 6(f) and 6(h), and that such Agent shall have no duty or obligation whatsoever to exercise the judgment permitted under such Sections 6(f) and 6(h) on behalf of any such person).

              (m) Prior to the later of (i) such date (a "Board Authorization Date") as the Board of Directors of the Company or a committee thereof has duly authorized the issuance and sale of Securities having maturities in excess of the authorized maturities in effect immediately preceding such board action (the "Specified Maturities") and (ii) such date as the Company has delivered to the Agents the Authorization Opinions and Certificates (as defined below) relating specifically to the applicable Board Authorization Date and the authorizations in respect of Securities made on such Board Authorization Date, not to issue any Securities in any transaction contemplated hereunder with maturities greater than the Specified Maturities. The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the issuance hereunder by the Company prior to the later of the applicable Board Authorization Date and the date on which the related

         Authorization Opinions and Certificates are delivered of Securities with maturities of greater than the applicable Specified Maturities, and will reimburse such Agent for any such losses, claims, damages or liabilities, and any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim, promptly as such losses, claims, damages, liabilities or expenses are incurred. As used herein, the "Authorization Opinions and Certificates" with respect to any authorization referred to in the first sentence of this Section 4(m) shall mean the written opinion of Sullivan & Cromwell, counsel to the Agents, of substantially the same tenor as the opinion referred to in clause (i) of Section 6(b) insofar as it relates to the validity of the Securities, the written opinion of Debevoise & Plimpton, counsel for the Company, or other counsel for the Company satisfactory to the Agents, of substantially the same tenor as the opinion referred to in clause (iii) of Section 6(c), and certificates of officers of the Company, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to such matters as such Agent may reasonably request.

              (n) Not to issue and sell any Securities hereunder if such issuance and sale would conflict with or result in a breach or violation of any applicable covenants of the Company in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (other than any of the foregoing which involves obligations not exceeding $5,000,000) to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, which covenant pertains to the incurrence by the Company of unsecured indebtedness.

     5. The Company covenants and agrees with each Agent that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus, the Prospectus and any Pricing Supplements and all other amendments and supplements thereto and the mailing and delivering of copies thereof to such Agent; (ii) the fees, disbursements and expenses of one counsel for the Agents in connection with the establishment of the medium-term notes program contemplated hereby, any opinions to be rendered by such counsel hereunder and under any Terms Agreement and in connection with the transactions contemplated hereunder and under any Terms Agreement; (iii) the cost of printing, producing or reproducing this Agreement, any Terms Agreement, the Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iv) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 4(b) hereof, including the fees and disbursements of counsel for the Agents in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (v) any fees charged by securities rating services for rating the Securities; (vi) any filing fees incident to, and the fees and disbursements of counsel for the Agents in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vii) the cost of preparing the Securities; (viii) the fees and expenses of any Trustee and any agent of any Trustee and any transfer or paying agent of the Company and the fees and disbursements of counsel for any Trustee or such agent in connection with the Indenture and the Securities; (ix) any advertising expenses connected with the solicitation of offers to purchase and the sale of Securities so long as such advertising expenses have been approved by the Company; and (x) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section. Except as provided in Sections 7 and 8 hereof, each Agent shall pay all other expenses it incurs.

     6. The obligation of any Agent, as agent of the Company, at any time ("Solicitation Time") to solicit offers to purchase the Securities and the obligation of any Agent to purchase Securities as principal, pursuant to any Terms Agreement or otherwise, shall in each case be subject, in such Agent's discretion, to the condition that all representations and warranties and other statements of the Company herein (and, in the case of an obligation of an Agent under a Terms Agreement, in or incorporated by reference in such Terms Agreement) are true and correct (i) at and as of the Commencement Date and (ii) at and as of such Solicitation Time or Time of Delivery, as the case may be (except that, in the case of this clause (ii), such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus relating to such Securities as amended or supplemented as of such Solicitation Time, in the case of the solicitation by an Agent, as agent of the Company, of offers to purchase Securities, or as amended and supplemented as of the date of the applicable Terms Agreement or other agreement by an Agent to purchase Securities, in the case of a purchase of Securities by an Agent as principal), the condition that prior to such Solicitation Time or Time of Delivery, as the case may be, the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

              (a) (i) With respect to any Securities sold at such Solicitation Time or Time of Delivery, as the case may be, the Prospectus as amended or supplemented (including the Pricing Supplement) with respect to such Securities shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; (ii) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceeding for that purpose shall have been initiated or, to the knowledge of the Company, threatened by the Commission; and (iii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of such Agent;

              (b) Sullivan & Cromwell, counsel to the Agents, shall have furnished to such Agent (i) such opinion or opinions, dated the Commencement Date, with respect to the incorporation of the Company, the Registration Statement, the Prospectus as amended or supplemented, the validity of the Securities as well as such other related matters as such Agent may reasonably request, and (ii) if and to the extent requested by such Agent prior to the applicable date, with respect to each applicable date referred to in Section 4(h) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, an opinion or opinions, dated such applicable date, to the effect that such Agent may rely on the opinion or opinions which were last furnished to such Agent pursuant to this Section 6(b) to the same extent as though it or they were dated the date of such letter authorizing reliance (except that the statements in such last opinion or opinions shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to such date) or, in any case, in lieu of such an opinion or opinions, an opinion or opinions of substantially the same tenor as the opinion or opinions referred to in clause (i) but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to such date; and in each case such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

              (c) Debevoise & Plimpton, counsel for the Company, or other counsel for the Company satisfactory to such Agent, shall have furnished to such Agent their written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

                       (i) The Company has been duly incorporated and is validly
                  existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                       (ii) This Agreement and any applicable Terms Agreement
                  have been duly authorized, executed and delivered by the Company;

                       (iii) The Securities have been duly authorized (provided
                  that prior to the first of any Board Authorization Dates, this opinion may state that Securities having a maturity of between nine months and five years from the date of issuance have been duly authorized, and provided that after any Board Authorization Date this opinion shall state that Securities having a maturity of up to the applicable Specified Maturities have been duly authorized) and, when duly executed, authenticated, issued and delivered by the Company and, upon payment therefor by the Agent, will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture; and the Indenture conforms and the Securities will conform, in each case in all material respects, to the descriptions thereof in the Prospectus as amended or supplemented;

                       (iv) The Indenture has been duly authorized, executed and
                  delivered by the Company and constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indenture has been duly qualified under the Trust Indenture Act;

                       (v) The statements set forth in the Prospectus as amended
                  or supplemented under the caption "Description of Debt Securities" and "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Securities, and under the caption "United States Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and fair descriptions or summaries in all material respects;

                       (vi) No consent, approval, authorization, order,
                  registration or qualification of or with any court or governmental agency or body is required by or on behalf of the Company for the solicitation of offers by any Agent to purchase Securities, the issue and sale of the Securities by or through any Agent or the consummation by the Company of the other transactions contemplated by this Agreement (other than direct sales, or solicitations of offers to purchase, by the Company), any applicable Terms Agreement or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the solicitation by the Agents of offers to purchase Securities from the Company and with purchases of Securities by an Agent as principal, as the case may be, in each case in the manner contemplated hereby;

                       (vii) The Registration Statement and the Prospectus as
                  amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion (other than the financial statements, notes and schedules thereto included or incorporated by reference therein, other financial and statistical information included or incorporated by reference therein and any other document incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder;

                       (viii) The Company is not and, after giving effect to the
                  offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act;

                  Such counsel shall also state that they have conferred with representatives of the Company, the Company's independent public accountants, the Agents and others in connection with the preparation of, and that such counsel have reviewed, the Registration Statement and the Prospectus as amended and supplemented (other than the documents incorporated by reference therein) and any further amendments and supplements thereto made by the Company prior to the date of such opinion, and based on the foregoing, although, except with respect to the information or statements referred to in numbered paragraph (v) of this Section 6(c) (to the extent set forth in such paragraph), such counsel are not passing upon and assume no responsibility for the accuracy and completeness of the Registration Statement or the Prospectus as amended and supplemented (or any document incorporated by reference therein) and any further amendments and supplements thereto made by the Company prior to the date of such opinion, nothing has come to the attention of such counsel which caused or cause such counsel to believe that (A) as of its effective date, the Registration Statement or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than (x) the financial statements, notes and schedules thereto included or incorporated by reference therein, other financial and statistical information included or incorporated by reference therein and any other document incorporated by reference therein and (y) the sections of the Prospectus captioned "Incorporation of Certain Documents by Reference", "The Company", "The Issuers", "Use of Proceeds", "Condensed Consolidated Capitalization" and "Selected Consolidated Financial Information" and the section of the Prospectus supplement captioned "The Company" and any further supplements or amendments to such sections made by the Company prior to the date of such opinion, as to which, in each case referred to in the preceding clauses (x) and (y), such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that, as of the date of such opinion, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company prior to the date of such opinion (other than (x) the financial statements, notes and schedules thereto included or incorporated by reference therein, other financial and statistical information included or incorporated by reference therein and any other document incorporated by reference therein and (y) the sections of the Prospectus captioned "Incorporation of Certain Documents by Reference", "The Company", "The Issuers", "Use of Proceeds", "Condensed Consolidated Capitalization" and "Selected Consolidated Financial Information" and the section of the Prospectus supplement captioned "The Company" and any further supplements or amendments to such sections made by the Company prior to the date of such opinion, as to which, in each case referred to in the preceding clauses (x) and (y), such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

              (d) The General Counsel of the Company shall have furnished to such Agent his written opinions, dated the Commencement Date and each applicable date referred to in Section 4(i) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in form and substance satisfactory to such Agent, to the effect that:

                       (i) The Company has been duly incorporated and is validly
                  existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented;

                       (ii) The Company has an authorized equity capitalization
                  as set forth in the Prospectus as amended or supplemented and all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable;

                       (iii) To the best of such counsel's knowledge, and other
                  than as set forth or contemplated in the Prospectus or, if applicable, in the Prospectus as amended or supplemented as of the date of any Terms Agreement or as of the date of any commitment by any Agent to purchase Securities as principal, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject with respect to which such counsel believes there is a reasonable likelihood of a determination which would individually or in the aggregate have a material adverse effect on the consolidated financial position of the Company and the Company's subsidiaries; and except as set forth or contemplated in the Prospectus or, if applicable, in the Prospectus as amended or supplemented as of the date of any Terms Agreement or as of the date of any commitment by any Agent to purchase Securities as principal, and to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                       (iv) The issue and sale of the Securities, the compliance
                  by the Company with all of the provisions of the Securities, the Indenture, this Agreement and any applicable Terms Agreement and the consummation of the transactions herein and therein contemplated, to such counsel's knowledge, will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument (other than any of the foregoing which involve obligations not exceeding $5,000,000) known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation, as amended, of the Company or the By-laws of the Company, nor will such action result in any violation of the provisions of any statute known to such counsel or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties, the effect of which violation, individually or in the aggregate, is reasonably likely to have a material adverse effect on the business, properties, financial condition or results of operations of the Company (provided that in rendering the opinion provided in this paragraph (iv), such counsel need express no opinion with respect to (A) in connection with an opinion delivered pursuant to any Terms Agreement or in connection with any other sale of Securities to any Agent as principal, whether the issuance and sale of Securities other than the specified principal amount of Securities being sold pursuant to such Terms Agreement or otherwise to such Agent as principal would be in compliance with any applicable covenants pertaining to the incurrence of unsecured indebtedness and (B) in all other cases, whether the issuance and sale of Securities would be in compliance with any applicable covenants pertaining to the incurrence of unsecured indebtedness);

                      (vi) The documents incorporated by reference in the
                  Prospectus as amended or supplemented (other than the financial statements, notes and schedules thereto included or incorporated by reference therein and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and

                  Such counsel shall also state that he or members of the Company's law department have conferred with representatives of the Company, the Company's independent public accountants and others in connection with the preparation of, and that such counsel or members of the Company's law department under the supervision of such counsel have reviewed, the documents incorporated by reference in the Prospectus and the Registration Statement and the Prospectus as amended and supplemented and any further amendments and supplements thereto made by the Company prior to the date of such opinion, and based on the foregoing, although such counsel is not passing upon and assumes no responsibility for the accuracy and completeness of the documents incorporated by reference in the Prospectus or the Registration Statement or the Prospectus as amended and supplemented or any further amendments and supplements thereto made by the Company prior to the date of such opinion, nothing has come to the attention of such counsel which caused or cause such counsel to believe that (A) any of the documents incorporated by reference in the Prospectus (other than the financial statements, notes and schedules thereto included or incorporated by reference therein and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no belief) contained, when they became effective or were filed with the Commission, as the case may be, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (B) as of the effective date of the Registration Statement or any further amendment or supplement thereto made by the Company prior to the date of such opinion, the documents incorporated by reference therein (other than the financial statements, notes and schedules thereto included or incorporated by reference therein and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no belief) together with the sections of the Prospectus captioned "Incorporation of Certain Documents by Reference", "The Company", "The Issuers", "Use of Proceeds", "Condensed Consolidated Capitalization" and "Selected Consolidated Financial Information" and the section of the Prospectus supplement captioned "The Company" and any further supplements or amendments to such sections made by the Company prior to the date of such opinion (other than the financial statements, notes and schedules thereto included or incorporated by reference therein and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of the date of such opinion, the documents incorporated by reference in the Prospectus as amended or supplemented prior to the date of such opinion (other than the financial statements, notes and schedules thereto included or incorporated by reference therein and other financial and statistical information included or incorporated by reference therein, as to which such counsel express no belief) together with the sections of the Prospectus captioned "Incorporation of Certain Documents by Reference", "The Company", "The Issuers", "Use of Proceeds",

                  "Condensed Consolidated Capitalization" and "Selected Consolidated Financial Information" and the section of the Prospectus supplement captioned "The Company" and any further supplements or amendments to such sections made by the Company prior to the date of such opinion (other than the financial statements, notes and schedules thereto included or incorporated by reference therein and other financial and statistical information included or incorporated by reference therein, as to which such counsel need express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

              (e) Not later than 10:00 a.m., New York City time, on the Commencement Date and on each applicable date referred to in Section 4(j) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, the independent certified public accountants who have certified the financial statements of the Company and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to such Agent a letter, dated the Commencement Date or such applicable date, as the case may be, in form and substance satisfactory to such Agent, to the effect set forth in Annex III hereto;

              (f) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery and
         (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries (other than (x) increases not in excess of $50,000,000 in borrowings outstanding under credit facilities and (y) Securities issued pursuant to this Agreement) or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of such Agent so material and adverse as to make it impracticable or inadvisable to proceed with the solicitation by such Agent of offers to purchase Securities from the Company or the purchase by such Agent of Securities from the Company as principal, as the case may be, on the terms and in the manner contemplated in the Prospectus as amended or supplemented prior to the date of the Pricing Supplement relating to the Securities to be delivered at the relevant Time of Delivery;

              (g) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

              (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or
         (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of such Agent makes it impracticable or inadvisable to proceed with the solicitation of offers to purchase Securities or the purchase of the Securities from the Company as principal pursuant to the applicable Terms Agreement or otherwise, as the case may be, on the terms and in the manner contemplated in the Prospectus;

              (i) With respect to any Security denominated in a currency other than the U.S. dollar, more than one currency or a composite currency or any Security the principal or interest of which is indexed to such currency, currencies or composite currency, there shall not have occurred a suspension or material limitation in foreign exchange trading in such currency, currencies or composite currency by a major international bank, a general moratorium on commercial banking activities in the country or countries issuing such currency, currencies or composite currency, the outbreak or escalation of hostilities involving, the occurrence of any material adverse change in the existing financial, political or economic conditions of, or the declaration of war or a national emergency by, the country or countries issuing such currency, currencies or composite currency or the imposition or proposal of exchange controls by any governmental authority in the country or countries issuing such currency, currencies or composite currency; and

              (j) The Company shall have furnished or caused to be furnished to such Agent certificates of officers of the Company dated the Commencement Date and each applicable date referred to in Section 4(k) hereof that is on or prior to such Solicitation Time or Time of Delivery, as the case may be, in such form and executed by such officers of the Company as shall be satisfactory to such Agent, as to the accuracy of the representations and warranties of the Company herein at and as of the Commencement Date or such applicable date, as the case may be, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to the Commencement Date or such applicable date, as the case may be, as to the matters set forth in subsections (a) and (f) of this Section 6, and as to such other matters as such Agent may reasonably request.

         7. (a) The Company will indemnify and hold harmless each Agent against any losses, claims, damages or liabilities, joint or several, to which such Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such Agent for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein.

              (b) Each Agent will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement, the Prospectus, the Prospectus as amended or supplemented or any other prospectus relating to the Securities, or any such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by such Agent expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

              (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation; PROVIDED, HOWEVER, that no indemnifying party shall be liable for any settlement effected without its written consent (which consent shall not be unreasonably withheld). No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment
         (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

              (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Agent on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the sale of Securities (before deducting expenses) received by the Company bear to the total commissions or discounts received by such Agent in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by any Agent on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if all Agents were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Agent shall not be required to contribute any amount in excess of the amount by which the total public offering price at which the Securities purchased by or through it were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of each of the Agents under this subsection (d) to contribute are several in proportion to the respective purchases made by or through it to which such loss, claim, damage or liability (or action in respect thereof) relates and are not joint.

              (e) The obligations of the Company under this Section 7 and under
         Section 4(m) shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Agent within the meaning of the Act; and the obligations of each Agent under this
         Section 7 shall be in addition to any liability which such Agent may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

     8. Each Agent, in soliciting offers to purchase Securities from the Company and in performing the other obligations of such Agent hereunder (other than in respect of any purchase by an Agent as principal, pursuant to a Terms Agreement or otherwise), is acting solely as agent for the Company and not as principal. Each Agent will make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Securities from the Company was solicited by such Agent and has been accepted by the Company, but such Agent shall not have any liability to the Company in the event such purchase is not consummated for any reason. If the Company shall default on its obligation to deliver Securities to a purchaser whose offer it has accepted, the Company shall (i) hold each Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to the Agent that solicited such offer any commission to which it would be entitled in connection with such sale.

     9. The respective indemnities, agreements, representations, warranties and other statements by any Agent and the Company set forth in or made pursuant to this Agreement shall remain in full force and effect regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Agent or any controlling person of any Agent, or the Company, or any officer or director or any controlling person of the Company, and shall survive each delivery of and payment for any of the Securities.

     10. The provisions of this Agreement relating to the solicitation of offers to purchase Securities from the Company may be suspended or terminated at any time by the Company as to any Agent or by any Agent as to such Agent upon the giving of written notice of such suspension or termination to such Agent or the Company, as the case may be. In the event of such suspension or termination with respect to any Agent, (x) this Agreement shall remain in full force and effect with respect to any Agent as to which such suspension or termination has not occurred, (y) this Agreement shall remain in full force and effect with respect to the rights and obligations of any party which have previously accrued or which relate to Securities which are already issued, agreed to be issued or the subject of a pending offer at the time of such suspension or termination and (z) in any event, this Agreement shall remain in full force and effect insofar as the fourth paragraph of Section 2(a), and Sections 4(d), 4(e), 5, 7, 9 and 10 hereof are concerned.

     11. Except as otherwise specifically provided herein or in the Administrative Procedure, all statements, requests, notices and advices hereunder shall be in writing, or by telephone if promptly confirmed in writing, and if to Goldman, Sachs & Co. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 85 Broad Street, New York, New York 10004, Facsimile Transmission No. (212) 363-7609,
Attention: Credit Department, and if to Chase Securities Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 270 Park Avenue, 8th Floor, New York, New York 10017, Facsimile Transmission No. (212) 834-6081, Attention: Medium Term Note Desk, and if to Credit Suisse First Boston Corporation shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 11 Madison Avenue, New York, New York 10010, Facsimile Transmission No. (212) 325-8183, Attention: Short and Medium Term Finance, and if to Dillon, Read & Co. Inc. shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to 535 Madison Avenue, New York, New York 10022, Facsimile Transmission No. (212) 759-8639, Attention: Syndicate Department, and if to the Company shall be sufficient in all respects when delivered or sent by facsimile transmission or registered mail to Owens Corning, Owens Corning World Headquarters, Toledo, Ohio 43659, Attention: Secretary, (419) 248-1723.

     12. This Agreement and any Terms Agreement shall be binding upon, and inure solely to the benefit of, each Agent and the Company, and to the extent provided in Sections 7, 8 and 9 hereof, the officers and directors of the Company and any person who controls any Agent or the Company, and their respective personal representatives, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. No purchaser of any of the Securities through or from any Agent hereunder shall be deemed a successor or assign by reason merely of such purchase.

     13. Time shall be of the essence in this Agreement and any Terms Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     14. THIS AGREEMENT AND ANY TERMS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     15. This Agreement and any Terms Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be an original, but all of such respective counterparts shall together constitute one and the same instrument.

     If the foregoing is in accordance with your understanding, please sign and return to us seven counterparts hereof, whereupon this letter and the acceptance by each of you thereof shall constitute a binding agreement between the Company and each of you in accordance with its terms.

                                              Very truly yours,

                                              Owens Corning

                                              By: /s/ Michael I. Miller
                                                 ------------------------------
                                                  Name: Michael I. Miller
                                                  Title: Vice President and
                                                         Treasurer

Accepted in New York, New York,
as of the date hereof:

/s/ Goldman, Sachs & Co.
----------------------------------
   (Goldman, Sachs & Co.)

Chase Securities Inc.

By: /s/ Leah Schraudenbrach
----------------------------------
Name:  Leah Schraudenbrach
Title: Vice President


Credit Suisse First Boston Corporation

By: /s/ Helena Wilner
----------------------------------
Name: Helena Wilner
Title: Vice President


Dillon, Read & Co. Inc.

/s/ William S. Brenizer
----------------------------------
Name: William S. Brenizer
Title:  Managing Director

                                                                         ANNEX I
                                  OWENS CORNING

                               [TITLE OF SECURITY]

                                 TERMS AGREEMENT

                                                                         , 19
                                                       ------------------    --
[Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.]

[Chase Securities Inc.,
270 Park Avenue,
New York, New York 10017.]

[Credit Suisse First Boston Corporation,
11 Madison Avenue,
New York, New York 10010.]

[Dillon, Read & Co. Inc.,
535 Madison Avenue,
New York, New York 10022.]

Ladies and Gentlemen:

     Owens Corning (the "Company") proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated May 1, 1997 (the "Distribution Agreement"), between the Company on the one hand and Goldman, Sachs & Co., Chase Securities Inc., Credit Suisse First Boston Corporation and Dillon, Read & Co. Inc. (the "Agents") on the other, to issue and sell to [Goldman, Sachs & Co.], [Chase Securities Inc.], [Credit Suisse First Boston Corporation] [and] [Dillon, Read & Co. Inc.] the securities specified in the Schedule hereto (the "Purchased Securities"). Each of the provisions of the Distribution Agreement not specifically related to the solicitation by the Agents, as agents of the Company, of offers to purchase Securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Nothing contained herein or in the Distribution Agreement shall make any party hereto an agent of the Company or make such party subject to the provisions therein relating to the solicitation of offers to purchase Securities from the Company, solely by virtue of its execution of this Terms Agreement. Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement, except that each representation and warranty in
Section 1 of the Distribution Agreement which makes reference to the Registration Statement or the Prospectus shall be deemed to be a representation and warranty as of the date of the Distribution Agreement in relation to the Registration Statement or the Prospectus (as each such term is therein defined), as the case may be, and also a representation and warranty as of the date of this Terms Agreement in relation to the Registration Statement as amended or the Prospectus as amended and supplemented.

     An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Distribution Agreement incorporated herein by reference, the Company agrees to issue and sell to [Goldman, Sachs & Co.], [Chase Securities Inc.], [Credit Suisse First Boston Corporation] [and] [Dillon, Read & Co. Inc.], and [Goldman, Sachs & Co.], [Chase Securities Inc.], [Credit Suisse First Boston Corporation] [and] [Dillon, Read & Co. Inc.], severally and not jointly, agree to purchase from the Company the Purchased Securities, at the time and place, in the principal amount and at the purchase price set forth in the Schedule hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us [seven] counterparts hereof, and upon acceptance hereof by you this letter and such acceptance hereof, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between you and the Company.

                                            Owens Corning

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

Accepted:

-------------------------------------
        (Goldman, Sachs & Co.)

Chase Securities Inc.

By:
   -----------------------------------
   Name:
   Title:

Credit Suisse First Boston Corporation

By:
   ------------------------------------
   Name:
   Title:

Dillon, Read & Co. Inc.

By:
   ------------------------------------
   Name:
   Title:

                                                             SCHEDULE TO ANNEX I

Title of Purchased Securities:

           [  %] Medium-Term Notes[, SERIES ....]

Aggregate Principal Amount:

           [$____________________ or units of other Specified Currency]

[PRICE TO PUBLIC:]

Purchase Price by the Agents

           % of the principal amount of the Purchased Securities[, PLUS ACCRUED INTEREST FROM _______________ TO _______________] [AND ACCRUED AMORTIZATION, IF ANY, FROM _________________ TO ________________]

Method of and Specified Funds for Payment of Purchase Price:

           By wire transfer to a bank account specified by the Company in immediately available funds.

Indenture:

           Indenture, dated as of May ___, 1997, between the Company and the Bank of New York, as Trustee

Time of Delivery:

Closing Location for Delivery of Securities:

Maturity:

Interest Rate:

       [  %]

Interest Payment Dates:

       [MONTHS AND DATES]

Documents to be Delivered:

           The following documents referred to in the Distribution Agreement shall be delivered as a condition to the Closing:

           [(1)  THE OPINION OR OPINIONS OF COUNSEL TO THE AGENTS REFERRED TO IN
           SECTION 4(H).]

           [(2) THE OPINIONS OF COUNSEL TO THE COMPANY REFERRED TO IN SECTION 4(I).]

           [(3)  THE ACCOUNTANTS' LETTER REFERRED TO IN SECTION 4(J).]

           [(4)  THE OFFICERS' CERTIFICATE REFERRED TO IN SECTION 4(K).]

Other Provisions (including Syndicate Provisions, if applicable):

                                                                        ANNEX II

                                  OWENS CORNING

                            ADMINISTRATIVE PROCEDURE
                            ------------------------

     This Administrative Procedure relates to the Securities defined in the Distribution Agreement, dated May 1, 1997 (the "Distribution Agreement"), between Owens Corning (the "Company") and Goldman, Sachs & Co., Chase Securities Inc., Credit Suisse First Boston Corporation and Dillon, Read & Co. Inc. (together, the "Agents"), to which this Administrative Procedure is attached as Annex II. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented or the Indenture, as applicable.

     The procedures to be followed with respect to the settlement of sales of Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution Agreement, unless the Company and such Agent otherwise agree as provided in Section 2(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below. An Agent, in relation to a purchase of a Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of a Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent".

     The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase Securities and the related settlement details.

     Each Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the "Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form (a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.

     Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part II hereof.

PART I:  ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES
-----------------------------------------------------------

     In connection with the qualification of the Book-Entry Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to the Depositary, to be dated May 5, 1997, and a Medium-Term Note Certificate Agreement between the Trustee and the Depositary, dated as of August 17, 1989 (the "Certificate

Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same-Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Book-Entry Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Book-Entry Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Book-Entry Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company by Agent and Settlement
Procedures:

     A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will confirm promptly, but in no event later than the time set forth under "Settlement Procedure Timetable" below, the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

         (1)      Principal Amount of Book-Entry Securities to be purchased;

         (2) If a Fixed Rate Book-Entry Security, the interest rate and initial interest payment date;

         (3)      Trade Date;

         (4)      Settlement Date;

         (5)      Maturity Date;

         (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

         (7) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

         (8)      Issue Price;

         (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

         (10)     Net Proceeds to the Company;

         (11) If a redeemable Book-Entry Security, such of the following as are applicable:

                  (i)      Redemption Commencement Date,

                  (ii)     Initial Redemption Price (% of par), and

                  (iii) Amount (% of par) that the Redemption Price shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

         (12) If a Floating Rate Book-Entry Security, such of the following as are applicable:

                  (i)      Interest Rate Basis,

                  (ii)     Index Maturity,

                  (iii)    Spread or Spread Multiplier,

                  (iv)     Maximum Rate,

                  (v)      Minimum Rate,

                  (vi)     Initial Interest Rate,

                  (vii)    Interest Reset Dates,

                  (viii)   Calculation Dates,

                  (ix)     Interest Determination Dates,

                  (x)      Interest Payment Dates,

                  (xi)     Regular Record Dates, and

                  (xii)    Calculation Agent;

         (13) Name, address and taxpayer identification number of the registered owner(s);

         (14)     Denomination of certificates to be delivered at settlement;

         (15)     Book-Entry Security or Certificated Security;

         (16)     Selling Agent or Purchasing Agent; and

         (17) Day Count Convention: (i) 30/360; (ii) Actual/360; (iii) Actual/Actual (and applicable periods).

     B. After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The Trustee will assign a CUSIP number to the Global Security from a list of CUSIP numbers previously delivered to the Trustee by the Company representing such Book-Entry Security and then advise the Company and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

     C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's

Corporation:

         (1)      The applicable Sale Information;

         (2) CUSIP number of the Global Security representing such Book-Entry Security;

         (3) Whether such Global Security will represent any other Book-Entry Security (to the extent known at such time);

         (4) Number of the participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

         (5)      The interest payment period; and

         (6) Initial Interest Payment Date for such Book-Entry Security, number of days by which such date succeeds the record date for the Depositary's purposes (which in the case of Floating Rate Securities which reset weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular Record Date, as defined in the Security) and, if calculable at that time, the amount of interest payable on such Interest Payment Date.

     D. The Trustee will complete and authenticate the Global Security previously delivered by the Company representing such Book-Entry Security.

     E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

     F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to the Depositary that (a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

     G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

     H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

     I. Upon confirmation of receipt of funds, the Trustee will transfer to the account of the Company maintained at The Bank of New York, New York, New York, or such other account as the Company may have previously specified to the Trustee, funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

     J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

     K. Such Agent will confirm the purchase of such Book-Entry Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

     L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

     If the Company accepts an offer to purchase a Book-Entry Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date (as defined below), or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the second Business Day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Book-Entry Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Book-Entry Security.

Date of Settlement:

     The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute "settlement" with respect to such Book-Entry Security. All orders of Book-Entry Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company on a particular date (the "Trade Date") will be settled on a date (the "Settlement Date") which is the third Business Day after the Trade Date pursuant to the "Settlement Procedure Timetable" set forth below, unless the Company and the purchaser agree to settlement on another Business Day which shall be no earlier than the next Business Day after the Trade Date.

Settlement Procedure Timetable:

     For orders of Book-Entry Securities solicited by a Selling Agent and accepted by the Company for settlement on the third Business Day after the Trade Date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:


SETTLEMENT
PROCEDURE                           Time
-----------                         -----
A           5:00 p.m.               on the Business Day following the Trade Date or 10:00 a.m. on the Business Day prior to the Settlement Date, whichever is earlier
B           12:00 noon              on the second Business Day immediately preceding the Settlement
                                    Date
C           2:00 p.m.               on the second Business Day immediately preceding the Settlement
                                    Date
D           9:00 a.m.               on the Settlement Date
E           10:00 a.m.              on the Settlement Date
F-G         2:00 p.m.               on the Settlement Date
H           4:45 p.m.               on the Settlement Date
I           5:00 p.m.               on the Settlement Date



     If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day immediately preceding the Settlement Date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the Settlement Date.

     If settlement of a Book-Entry Security is rescheduled or canceled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled Settlement Date.

Failure to Settle:

     If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global Security, the Trustee will mark such Global Security "canceled", make appropriate entries in the Trustee's records and send such canceled Global Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global Security, the Trustee will exchange such Global Security for two Global Securities, one of which shall represent such Book-Entry Security or Securities and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered Global Security.

     Other than when the Agent is purchasing as a Purchasing Agent, if the purchase price for any Book-Entry Security is not timely paid to the participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was credited to the account of the Company maintained at the Trustee in accordance with Settlement Procedure I, and (ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

     Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D", for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Securities.

     Nothing herein shall be deemed to require the Trustee to risk or expend its funds in connection with any payments to the Issuer, the Agents or DTC or any holder of Securities, it being understood by all parties that payments made by the Trustee to the Issuer or Agents, or DTC, or any holder of Securities shall be made only to the extent that funds are provided to the Trustee for such purpose.

PART II:  ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES
--------------------------------------------------------------

Posting Rates by Company:

     The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

     Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated Securities, other than those rejected by such

Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

     The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to Company by Agent:

     After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will confirm the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

         (1)      Principal Amount of Certificated Securities to be purchased;

         (2) If a Fixed Rate Certificated Security, the interest rate and initial interest payment date and day count convention ((i) 30/360; (ii) Actual/360; and (iii) Actual/Actual (and applicable periods));

         (3)      Trade Date;

         (4)      Settlement Date;

         (5)      Maturity Date;

         (6) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

         (7) Indexed Currency, the Base Rate and the Exchange Rate Determination Date, if applicable;

         (8)      Issue Price;

         (9) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

         (10)     Net Proceeds to the Company;

         (11) If a redeemable Certificated Security, such of the following as are applicable:

                  (i)   Redemption Commencement Date,

                  (ii)  Initial Redemption Price (% of par), and

                  (iii) Amount (% of par) that the Redemption Price shall
                        decline (but not below par) on each anniversary of the Redemption Commencement Date;

         (12) If a Floating Rate Certificated Security, such of the following as are applicable:

                        (i)         Interest Rate Basis,

                        (ii)        Index Maturity,

                        (iii)       Spread or Spread Multiplier,

                        (iv)        Maximum Rate,

                        (v)         Minimum Rate,

                        (vi)        Initial Interest Rate,

                        (vii)       Interest Reset Dates,

                        (viii)      Calculation Dates,

                        (ix)        Interest Determination Dates,

                        (x)         Interest Payment Dates,

                        (xi)        Regular Record Dates,

                        (xii)       Calculation Agent,

                        (xiii)      Day Count Convention: (A) 30/360; (B) Actual/360; (C)
                                    Actual/Actual (and applicable periods).

         (13)      Name, address and taxpayer identification number of the registered owner(s);

         (14)      Denomination of certificates to be delivered at settlement;

         (15)      Book-Entry Security or Certificated Security; and

         (16)      Selling Agent or Purchasing Agent.

Preparation of Pricing Supplement by Company:

     If the Company accepts an offer to purchase a Certificated Security, it will prepare a Pricing Supplement reflecting the terms of such Certificated Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the Trade Date, or if the Company and the purchaser agree to settlement on the date of acceptance of such offer, not later than noon, New York City time, on such date. The Company will arrange to have the Pricing Supplement filed with the Commission not later than the close of business of the Commission on the second Business Day following the date on which such Pricing Supplement is first used.

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

     The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated Security prior to or together with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or
(b) the Certificated Security.

Date of Settlement:

     All offers of Certificated Securities solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the "Settlement Date") which is the third Business Day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on another Business Day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

     After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale Information to the Trustee by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means.

     The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the Business Day immediately preceding the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of Payment Therefor:

     The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

     In the case of a sale of Certificated Securities to a purchaser solicited by a Selling Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser of such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission; provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.

     In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

Failure of Purchaser to Pay Selling Agent:

     If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security. The Company will reimburse the Selling Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

     The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and deliver the Certificated Security to the Company.

     Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment to the Issuer, the Agents or any holder of Securities, it being understood by all parties that payments made by the Trustee to the Issuer or the Agents, or any holder of Securities shall be made only to the extent that funds are provided to the Trustee for such purpose.

                                                                       ANNEX III

                               ACCOUNTANTS' LETTER
                               -------------------

     Pursuant to Sections 4(j) and 6(e), as the case may be, of the Distribution Agreement, the Company's independent certified public accountants shall furnish letters to the effect that:

             (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

             (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included or incorporated by reference in the Registration Statement or the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act or the Exchange Act, as applicable, and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the Agents;

             (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included in the Company's quarterly report on Form 10-Q incorporated by reference into the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Agents; and on the basis of specified procedures, including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

             (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus and included or incorporated by reference in Item 6 of the Company's Annual Report on Form 10-K for the most recent fiscal year agrees with the corresponding amounts (after restatement where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

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



             (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

             (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included or incorporated by reference in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                    (A) (i) the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus and/or included or incorporated by reference in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus or included in the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Prospectus for them to be in conformity with generally accepted accounting principles;

                    (B) any other unaudited income statement data and balance
                sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (C) the unaudited financial statements which were not
                included in the Prospectus but from which were derived the unaudited condensed financial statements referred to in Clause
                (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited financial statements included or incorporated by reference in the Company's Annual Report on Form 10-K for the most recent fiscal year;

                    (D) any unaudited pro forma consolidated condensed financial statements included or incorporated by reference in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have

                                      III-2
                not been properly applied to the historical amounts in the compilation of those statements;

                    (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest balance sheet included or incorporated by reference in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or consolidated net assets or stockholders' equity or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with amounts shown in the latest balance sheet included or incorporated by reference in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                    (F) for the period from the date of the latest financial
                statements included or incorporated by reference in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net sales or consolidated income from operations or the total or per share amounts of consolidated net income or other items specified by the Agents, or any increases in any items specified by the Agents, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Agents, except in each case for increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

             (vii) In addition to the audit referred to in their report(s) included or incorporated by reference in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Agents which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus (excluding documents incorporated by reference), or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Agents or in documents incorporated by reference in the Prospectus specified by the Agents, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

     All references in this Annex III to the Prospectus shall be deemed to refer to the Prospectus (including the documents incorporated by reference therein) as defined in the Distribution Agreement as of the Commencement Date referred to in
Section 6(e) thereof and to the Prospectus as amended or supplemented (including the documents incorporated by reference therein) as of the date of the amendment, supplement, incorporation or the Time of Delivery relating to the Terms Agreement requiring the delivery of such letter under Section 4(j) thereof.

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